Filed Pursuant to Rule 497(a)
File No. 333-175654

Investment
Offering
Introduction

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with this offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Access to the world of private debt for the investing public

FSIC II

FSIC II Risk Factors
An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the “Risk Factors” section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:
•	Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
•	An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
•	A lack of liquidity in certain of our investments may adversely affect our business.
•
We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

•
We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.

•
While the management team of our investment adviser, FSIC  II Advisor, LLC  (FSIC  II Advisor), consists of the same personnel that  form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, the investment adviser to FS Energy and Power  Fund, FSIC II Advisor is a new entity and has no prior experience managing a BDC or a RIC. Therefore, FSIC II Advisor may not be able to successfully operate our business or achieve our investment objectives.

•
Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.

•	The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.
•
Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares.

•	There is a risk that investors in our equity securities may not receive distributions or that our distributions will not grow over time.
•
We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.

•
While we intend to conduct quarterly tender offers for our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of satisfying the minimum offering requirement, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.

•
The amount of any distributions  we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Each year a statement on Form 1099-DIV identifying the source of the distributions that we make will be mailed to you.

•
We intend to qualify as a RIC for federal income tax purposes but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•
As a result of the annual distribution requirement to maintain our qualification as a regulated investment company,  or RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
•
A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•
We intend to invest primarily in senior secured term loans and second lien secured loans of private U.S. companies, and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies, including small and middle market companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

•
The potential for FSIC II Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to make investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FSIC II Advisor may have an incentive to increase portfolio  leverage in order to earn higher base management fees. In addition,  since our investment sub-adviser, GSO / Blackstone Debt Funds Management LLC (GDFM),  will receive a portion  of the advisory fees paid to FSIC II Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
•
FSIC II Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.

•
After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.

•
In the event of a decline in our net asset value, our board of directors may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than our current net asset value per share.

•
We may borrow  funds to make investments. As a result, we would be exposed to the risks of borrowing,  also known  as leverage, which  may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

•
Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

Investment Offering Introduction

opens access to the world of private debt.

1 "GSO / Blackstone” refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP.

FS Investment Corporation II follows the same investment strategy as its predecessor fund, FS Investment Corporation (FSIC). It also shares the same sponsor, Franklin Square Capital Partners, and sub-adviser, GSO / Blackstone. When FSIC was launched in January 2009, it was the original non-traded Business Development Company on the market (explained on page 8). FSIC successfully completed its offering period and is not currently offering any new shares to the public.

Why the "II" in the name?
FS Investment Corporation II, or FSIC II, is an investment fund designed to help investors diversify their portfolios by investing primarily in the floating rate senior secured loans of established private U.S. companies. GSO / Blackstone,1 one of the world’s leading alternative investment managers, sub-advises FSIC II – applying its expertise in this asset class to identify and often originate loan transactions for the Fund. The investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

FS Investment Corporation II

Investing in FSIC  II is considered  speculative  and involves  a high degree  of risk, including  the risk of a substantial loss of investment. Please see the section entitled “Risk Factors” on the previous page and in FSIC II's prospectus, as supplemented and amended, to read about the risks that an investor should consider before buying FSIC II's shares.

The world’s largest investors – institutions and wealthy individuals – have long been investing in loans made to U.S. private companies. “Private debt investments” help this vital sector of the American economy obtain capital to manage their businesses. Sophisticated investors tend to like the stable returns and the diversifying balance these investments can offer a portfolio. The private debt asset class was once only available to those with millions to invest. Not anymore. With a minimum initial  investment of $5,000, qualifying individuals can diversify their portfolios with FS Investment Corporation II.
FS Investment Corporation II

FS Investment Corporation II is an alternative to complement an investor’s traditional fixed income investment strategy. It offers investors the following attributes:
The Investment Opportunity
Expertise
Seniority
FSIC II invests primarily in senior secured loans made to private companies. These tend to be the least risky investments in a given company because they have “seniority” in the issuing company’s capital structure. That means that, in the case of a default, borrowers are obligated to pay senior secured lenders back first before other investors such as bond or equity holders. Also, unlike other debt securities, senior secured loans are backed (or “secured”) by company assets (“collateral”).
Investment Offering Introduction
Yield
Access
Timeliness

FSIC II

Diversification
The firm that analyzes and recommends loans for the Fund, GSO / Blackstone, is a leading global alternative asset manager. Their institutional clients include governments, pension plans and endowments, to name a few. FSIC II enables investors of all kinds, not just big name institutions, to benefit from GSO  / Blackstone’s institutional investment platform.
FSIC II seeks to generate strong returns relative to many fixed income options. Its principal  source of return comes from current income paid to investors, which is expected to be paid monthly as cash distributions.
Simply adding a new asset class or strategy that behaves differently than others you already own can help reduce your portfolio’s volatility. This is why many financial experts recommend that you diversify your portfolio. Senior secured loan assets are especially effective at  providing  the benefits of diversification  because of their historically low volatility and the fact that their performance tends not to move in lockstep with stocks, bonds and other traditional  assets. When traditional  assets experience volatility in value, the more independent behavior of senior secured loans can enhance a portfolio’s stability.
Individuals can invest in private debt because  FSIC II was established as a Business Development Company or BDC. A BDC allows  individual  investors, at low investment minimums, to invest in the same types of private companies as large institutions  and ultra-wealthy  individuals. To protect  investors, BDCs are  highly regulated funds with significant disclosure and oversight.
Most FSIC II loans have floating interest rates, meaning that the periodic interest payments that borrowers owe adjust as interest rates change over time. Floating rate investments protect debt investors from losing value when interest rates rise, a risk inherent in many fixed-rate investments.

Senior Secured Loans
(1st lien)
Senior Secured Loans
(2nd lien)
Unsecured Debt
(High Yield Bonds)
Preferred Equity
Common Equity
Higher
PRIORITY OF CASH FLOW
Lower

✔ FSIC II invests primarily in these asset classes through it can invest across the capital structure.

Typical Capital Structure

•
Unsecured Debt is next in line. These include high yield bonds and their private company equivalents known as private high yield loans. Lenders take on more risk – in part because these loans are not secured by company assets – and therefore charge higher interest rates to borrowers.  FSIC II may invest in unsecured loans to enhance fund performance, provided the risks are aligned  with the portfolio’s investment goals.

FSIC II’s Investments
INVESTMENT TYPE
FSIC II has the flexibility  to invest among these asset classes, which allows the Fund to take advantage of different  opportunities  as market conditions change over time to enhance performance while making well- calculated investments in terms of the risk/reward balance.

Focus on Private Companies: Another important distinction of FSIC II is that the majority of its investments will be in private companies. When most of us think of investments, publicly traded corporations come to mind. However, many well-known companies are privately held. Private does not necessarily mean small. FSIC II invests in private companies that  are mature and well-managed  with significant earnings, often in the hundreds of millions or billions of dollars.

Access to Proprietary Deal Flow: In addition to broadly syndicated loans to which many institutions have access, FSIC II also has access to “proprietary transactions,” which are privately negotiated or originated by its investment sub-adviser, GSO / Blackstone. These transactions can offer more favorable terms than broadly syndicated loans.
FS Investment Corporation II
•	Senior Secured Loans (1st lien): Loans that have first claim on the borrower’s assets, have floating interest rates and are backed by collateral. More on these later.

•	Senior Secured Loans (2nd lien): These are very similar to 1st liens, except they are second in line to be paid.

One of the Fund’s strengths is its flexibility to invest in varying types of debt to meet its investment objectives, rather than focusing on one type of asset. The illustration to the right shows the various ways companies raise money (or “capital”). Debt sits at the top of the capital structure above equity because generally those who lend to a company must be paid back before those who own the company. Not all debt is the same; some types have a higher rank in terms of their priority in being repaid.

FSIC II’s investment adviser will actively seek to hold a combination of debt investments in the top three boxes that can generate current income and some growth for investors. These asset types include:

Accounts
Receivable
Property
Assets
=
Collateral
Inventory
Plants
Equipment

Seniority

“Secured” = Backed with Collateral
When a home buyer gets a mortgage, the house is a real asset that the bank can take if the buyer cannot make mortgage payments. The mortgage is “secured” by the house. Similarly, when a lender makes a senior secured loan to a company, all of the company’s assets may be liquidated if the borrower fails to pay back the loan. This collateral reduces the risk that secured lenders will experience losses. Of course, the collateral  securing investments in senior secured loans may decrease in value or lose its entire value over time, which may lead to a loss in principal. Collateral comes in many forms (as shown to the right). Secured lenders can legally seize these assets if the borrower defaults. In contrast, bonds and other unsecured debt are generally not backed by tangible  assets and investors are only eligible to receive what’s left over after secured debt holders have been paid.
Seniority in the Real World
When General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the only assets to be repaid in full, demonstrating the importance of seniority.
Investment Offering Introduction

Since FSIC II invests primarily in senior secured loans, we will explore this asset class in more detail.
“Senior” = Highest Ranking Loan Obligation
When public companies need to raise money, they can issue bonds or equity in public markets. Private companies have more limited access to capital. They may borrow money from banks or private lenders, or in some instances they may offer equity (ownership rights).

Senior secured loans have the first claim on a company’s assets and cash flows should the company experience problems meeting its financial obligations. Contracts for senior secured loans are generally very restrictive and if there ever is a default, losses typically tend to be lower than more junior forms of debt investments, such as corporate bonds. Seniority translates to a higher level of certainty that lenders will get their money back.

12%
10%
8%
6%
4%
2%
0%
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2011
Historic Lows

| | Prevailing Interest Rates | Interest Payments | Value of Investment |
|---|---|---|---|
| Floating rate investments | ↑ | ↑ | Stable |
| Fixed rate investments | ↑ | No change | ↓ |

Most senior secured loans in which FSIC II invests have floating interest rates. The rate is defined as a fixed spread over a benchmark such as LIBOR. The size of the spread depends on the specific terms of the loan and the perceived strength of the borrowing  company. The base rate resets on a regular basis, usually every 90 days. If interest rates climb, the interest payments for the loan will go up as well, which gives investors with floating rate securities reasonable assurance their current income will also increase.
An investment with a fixed rate of interest (like high yield bonds, investment grade corporate bonds or Treasury notes) can appreciate when prevailing interest rates fall but lose value when interest rates rise. By contrast, an investment with a floating interest rate tends to maintain a more stable value over time regardless of rate fluctuations. That’s because interest payments increase or decrease as rates change.
Timeliness
Investments in debt are sensitive to interest rate risk, so it is important to understand where market rates are and where they may go. From 2009 through 2011, the 90-Day LIBOR had been at historic lows. LIBOR, short for the London Interbank Offered Rate, is a widely accepted benchmark  used to determine the amount of interest paid for the types of loans in which FSIC II typically invests. Investors who expect rates to increase over time – for example, as a result of the economy experiencing inflation  – should consider how their investments will be affected by changes in interest rates.
FS Investment Corporation II

Keep  in mind, the Fund  is  subject  to financial  market  risks, including  changes in interest rates, which may have a substantial negative impact on its investments and have a material adverse effect on the rate of return of invested capital.

Interest rates have been at historic lows in recent years.
LIBOR 90-Day Rates (1985-2011)

FRANKLIN SQUARE
CAPITAL PARTNERS
FSIC II Advisor
GSO
CAPITAL PARTNERS
a subsidiary of
Blackstone
FS Investment
Corporation II
FS² CAPITAL PARTNERS

In private debt investing, performance largely depends on the manager’s ability to find attractive opportunities and select only creditworthy investments. That’s where the expertise of the team behind a fund like FSIC II matters. What follows is an overview of the team.

The Team Behind FSIC II
Sponsor
FS2 Capital Partners, LLC (Member FINRA/SIPC), an affiliate of Franklin Square, is responsible for distributing shares of the Fund to broker-dealers and their clients.
The Fund’s investment sub-adviser, GSO / Blackstone, identifies, analyzes and may originate the investments for FSIC II, subject to review and approval by FSIC II Advisor.
Investment Adviser

Expertise

The Fund
Investment Offering Introduction
Dealer Manager
Franklin Square’s affiliate, FSIC II Advisor, analyzes and reviews GSO / Blackstone's recommendations and ultimately decides which investments to make for FSIC II. This “double underwriting” ensures that there are two reviews behind all investment decisions.
Franklin Square Capital Partners, or Franklin Square, designed FSIC II and oversees all aspects of its operation and distribution. It specializes in bringing endowment-style investing and institutional-quality investments to the broad investing public.

FRANKLIN SQUARE
CAPITAL PARTNERS
Fully Earned Distributions
Best Practices
Sponsor's Investment
Transparency

Blackstone

Sovereign Wealth Funds 12%
Private – High Net Worth/ Family Office 12%
Foundations/ Endowments 6%
Fund of Funds 4%
Union 1%
Financial Institutions 13%
Corporate Pension 17%
Public Pension 35%

•	Distributions are expected to be paid from fully-earned returns, so as not to erode the investor’s own principal.

•	Al linvestments are transparent to investors and are reported in quarterly filings with the Securities and Exchange Commission, or SEC, at their current market or fair value.

•	Franklin Square and GSO / Blackstone management and personnel invests their own money in FSIC II.
Blackstone’s Investors by Category
Blackstone (NYSE: BX) is one of the world’s largest, most respected alternative asset managers. Since 1985, it has served some of the most sophisticated investors across the globe, including many state and corporate pension funds, financial institutions, endowments, sovereign wealth funds and ultra high net worth individuals. Its assets under management were $166.2 billion as of December 31, 2011. It manages private equity, real estate, private debt and other highly specialized investments.
More about the Sub-Adviser
GSO / Blackstone is a wholly-owned  subsidiary of GSO Capital Partners  LP, the  credit  platform  of The  Blackstone  Group L.P., or Blackstone.

Franklin Square’s Best Practices
In overseeing FSIC II, Franklin Square goes beyond the minimum legal requirements. Below are some of the industry-leading best practices applied by FSIC II to protect investors:

Source: The Blackstone Group, www.blackstone.com
FS Investment Corporation II

CAPITAL PARTNERS

Business Development Company
Independent Custodian
Marked to Market
SEC Registered
1099 Tax Reporting
ORIGINAL BDC

Blackstone’s credit business, GSO Capital Partners LP, ranks among the world’s largest credit-oriented alternative asset managers. As of December 31, 2011, its assets under management totaled $37 billion. Having an investment sub-adviser of GSO’s stature brings FSIC II several distinct advantages, namely:

GSO is among the world’s largest institutional managers of senior secured loans. Having built a network of relationships with participants in the loan market, GSO / Blackstone offers FSIC II investors access to a range of deals that  few other managers can. GSO takes the lead in structuring many of these deals, creating exclusive and favorable opportunities that match FSIC II’s goals.
Scale
Expertise
Exclusivity
•	They are registered with the SEC and, while not mutual funds, they are regulated under the Investment Company Act of 1940 – the same act that regulates mutual funds,

•	An independent custodian holds all assets,

•
Investors will be able to see what’s in the portfolio through regular public filings with the SEC and its assets are "marked-to-market," meaning the Fund’s share price is tied to the market value of its holdings, and

•	Taxes are reported through 1099s, much like mutual funds.
Access: The BDC Advantage

It used to require huge sums of money to access the world of private debt and equity investments. Fortunately, FSIC II was created as a non-traded Business Development Company or “BDC.” Its predecessor fund, FSIC, was  the original non-traded BDC.

When a fund is structured as a BDC, it allows investors of all kinds, including those without millions of investable dollars, to invest in the same types of assets as big institutions, but at a low minimum initial investment ($5,000 for FSIC II). BDCs are highly transparent, easy to use and offer a number of significant legal protections for investors:
In 2008,  GSO / Blackstone partnered with Franklin Square as its exclusive partner in bringing debt products to the investing public through the independent broker-dealer community. FSIC II represents the third collaboration for the two firms.
GSO  has more  than  180 employees operating  in three  offices  in the  U.S. and  abroad. GSO is known in the credit business for its rigorous analysis when considering a company’s ability to honor its debts under various economic conditions. This expertise helps FSIC II select profitable, secure loans while limiting the chance of default.

Investment Offering Introduction

PERFECT NEGATIVE CORRELATION
PERFECT POSITIVE CORRELATION
REITs
Stocks
Commodities
Corporate Bonds
10-Year Treasuries
-1
-0.75
-0.5
-0.25
0
0.25
0.5
0.75
1

FS Investment Corporation II
Credit Suisse Leveraged Loan Index
vs. Major Asset Classes
Senior secured loans have low correlation to other major asset classes.

Diversification

Senior secured loans have exhibited “low correlation” to commonly held assets, such as stocks, corporate bonds, government bonds, commodities and real estate. That means that when these assets rise or fall in value, senior secured loans tend not to mimic their movements.

Why is having a non-correlated asset desirable? Simply adding it to your portfolio  can help lower portfolio volatility  and bring more stability to the overall performance of one’s investments. Senior secured loans are particularly adept at doing this. Remember that diversification and asset allocation neither guarantee a profit nor eliminate the risk of loss of principal.

Bottom line: FSIC II can bring the benefits of diversification to an investor’s portfolio, which may help lower volatility. By smoothing out the dips and spikes in a portfolio, investors may achieve higher returns over the long term as well.

Source: Bloomberg; Standard & Poor’s LCD. Data includes the period from 1992 through 2011.

Correlations: 10-Year Treasuries (-0.323); Merrill Lynch Investment Grade Corporate (0.310); Dow Jones AIG Commodity Total Return Index (0.348); S&P 500 Total Return Index (0.415); National Association of Real Estate Investment Trusts (0.494)

Yield/Returns
When considering an investment, it is important to understand how that investment creates returns. Remember, FSIC II’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Let’s examine how FSIC II seeks to achieve these objectives.

Stock Distributions
&
Special One-Time
Cash Distributions
Current Income
Capital
Appreciation
Long-term capital appreciation is a secondary goal for FSIC II. The Fund is committed to keeping its share price in line with the net asset value per share of its portfolio. Periodically, as that value changes because of investment performance, the price of an FSIC II share may be adjusted accordingly. A rising share price indicates appreci- ating value in the portfolio.
From time to time, FSIC II may pay investors distributions in addition to the regular monthly income distributions if the Fund’s managers select assets that appreciate in value. Such distributions may be made in the form of additional shares or cash.
Above all, FSIC II is designed to generate current income or yield for investors. In other words, it expects to pay out fully-earned cash distributions on a monthly basis over the life of the Fund.2 Investors can choose to receive these distributions in cash or reinvest them to purchase  more  FSIC II shares at a discount to the current offering price.
Investment Offering Introduction

2 Distributions are always at the discretion of the board of directors and are not guaranteed.

How do I know if this Fund is right for me?
FSIC II can be appropriate for investors who seek an investment that produces current income as well as some capital appreciation. The Fund offers a means to add diversification and reduce the risk of inflation and rising interest rates on their portfolio’s returns. Before subscribing to the Fund, read the prospectus carefully, including the “Suitability Standards” section, to determine if these goals fit into your investment strategy.
What is the price of a share and the minimum  investment?
The offering  price of FSIC II is determined by its board of directors and may change over time as the value of the underlying portfolio changes. Visit www.FSInvestmentCorpII.com for current price information. The minimum investment is $5,000 per individual. Once an investor has satisfied the initial minimum payment requirement, additional purchases are permitted in increments of $500. The investment minimum for subsequent purchases does not apply to shares purchased through the Fund’s distribution reinvestment plan (“DRP”).
Who can invest in FSIC II?
FSIC II is a long-term investment for investors of adequate financial means who have limited need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000.  Some states impose higher standards. Please see the prospectus for details.
Can I reinvest my distributions?
Yes, the Fund’s distribution reinvestment plan allows you to use your cash distributions to purchase shares at a 5% discount to the then current public offering price.
How often are distributions paid?
Distributions are paid on a monthly basis, subject to the discretion of the board of directors and as described more fully in the prospectus.
How do I invest in FSIC II?
Your financial adviser will provide you with a subscription document to complete and a prospectus outlining the terms of FSIC II’s offering. When you are ready to invest, simply follow the directions on the subscription document. Your financial adviser can help you with any questions you might have.

Common Questions About the Offering

FS Investment Corporation II

How long  should I expect to hold my investment?
FSIC II is not publicly traded and was not designed for investors who expect to liquidate their holdings quickly. Similar to private debt and equity investments made by institutional investors, FSIC II believes this structure is more appropriate for the long-term nature of the assets in which it invests. To provide stockholders with limited liquidity, the Fund intends to conduct quarterly tender offers under its share repurchase program. It intends to seek a complete liquidity  event for stockholders within five years following the completion of the Fund’s offering stage; however, the offering period may extend for an indefinite period. A liquidity event could include the listing of the Fund’s shares on a public exchange, the sale of all or substantially all of the Fund’s assets followed by a final distribution to investors or a merger or other transaction where investors would  receive cash or shares in a publicly  traded company. However, there can be no assurance that a liquidity event can be completed.
Investment Offering Introduction
How do I keep  track of my investments?
After you invest, you will receive account statements on a quarterly basis just like you would with most mutual funds. You will also be able to check your account online.

Common Questions About the Offering (continued)

How does tax reporting work?
Each year a statement on Form 1099-DIV will be mailed to stockholders identifying any sources of distributions from FSIC II for the previous year. Just like with mutual funds, you will not have to deal with any burdensome K-1 tax reports.

FS Investment Corporation II

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.
FS2  Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC
BRO-FSICII-INV 05/15/2012
www.FSInvestmentCorpII.com
This is neither an offer to sell nor  a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with this offering.